SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2001

                       THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      1-10434                13-1726769
(State or other juris-diction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


         Pleasantville, New York                             10570-7000
 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number,including area code:

                      (914) 238-1000


ITEM 5.  Other Events.

     Filed herewith as Exhibit 99.1 is a copy of the company's news release, issued today, relating to the election of Jonathan B. Bulkeley to the Company's Board of Directors.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial statements of business acquired
                           Not applicable
                  (b)      Pro forma financial information
                           Not applicable
                  (c)      Exhibits

         Number                 Description

          99.1        Press Release of The Reader's Digest
                      Association, Inc. dated January 16, 2001


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE READER'S DIGEST ASSOCIATION, INC.
                                            (Registrant)


                                         /s/GEORGE S. SCIMONE
Date:  January 16, 2001                  George S. Scimone
                              Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                            Description

  99.1                       Press Release of The Reader's Digest
                             Association, Inc. dated January 16, 2001

Exhibit 99.1

     JONATHAN BULKELEY IS ELECTED TO THE BOARD OF DIRECTORS OF THE READER'S
                            DIGEST ASSOCIATION, INC.

     PLEASANTVILLE, N.Y., January 16, 2001--The Reader's Digest Association, Inc. (NYSE: RDA, RDB) today announced the election of Jonathan B. Bulkeley to its Board of Directors. Mr. Bulkeley was elected last Friday at a regular Board meeting.

     Mr. Bulkeley brings diverse strengths to the Board in new media, marketing, publishing and technology. He was CEO of Barnes & Noble.com in 1999 after spending six years with America Online, where he directed AOL's first advertising sales and e-commerce initiatives and was the founder and managing director of AOL in the United Kingdom.

     Before joining AOL, Mr. Bulkeley held a number of sales and marketing positions at Time Warner, Inc. in its magazine division.

     Thomas O. Ryder, chairman and chief executive officer of Reader's Digest, said, "We are delighted to welcome Jonathan to our Board at this time of great opportunity for Reader's Digest. He brings skills and experiences that are highly appropriate for the company's challenges of today. He is experienced in e-businesses and other aspects of new media, yet he also is grounded in the bricks and mortar of the publishing field."

     A graduate of Yale University, Mr. Bulkeley is the Non Executive Chairman of QXL, Europe's leading Internet auction company, and serves on the Boards of Milliken & Co., Logikeep, Inc., Lifeminders, Inc., Global Commerce Zone, Rocket Networks, Instant DX and the Hotchkiss School. This year, the World Economic Forum named Mr. Bulkeley as one of the top 100 technology pioneers.

     Mr. Bulkeley lives in New York City with his wife, Maura, and their four children.

     The Reader's Digest Association, Inc. is a global publisher and direct marketer of products that inform, enrich, entertain and inspire people of all ages and cultures around the world. Revenues were $2.6 billion for the fiscal year ended June 30, 2000. Global headquarters are located at Pleasantville, New York. The company's main Web site can be found at www.readersdigest.com.

                                                              January 16, 2001

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549-1005

             Re:    The Reader's Digest Association, Inc.
                    Commission File No. 1-10434
                    Central Index Key 0000858558

Ladies and Gentlemen:

             Filed herewith by direct electronic transmission is a Current Report on Form 8-K of The Reader's Digest Association, Inc. (the "Company") dated January 16, 2001.

                                   Very truly yours,


                                   /s/CLIFFORD H.R. DUPREE
                                   Clifford H.R. DuPree


Enclosures